Kayne Anderson

Energy Infrastructure Fund, Inc.

KYN Quarterly Report

August 31, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

October 2, 2023

Dear Fellow Stockholders:

This quarterly update discusses the energy infrastructure markets, KYN’s portfolio, and the Company’s year-to-date performance. While there is much uncertainty in the financial markets and competing narratives on the path forward for the economy, we believe the Company’s investments are well positioned to generate compelling risk-adjusted returns for the next several years. Further, KYN’s balance sheet provides the Company with flexibility to quickly adapt to changing market conditions. As it relates to fiscal Q3:

•   KYN’s Net Asset Return for fiscal Q3 was 10.6%; for the first nine months of fiscal 2023 the Company’s Net Asset Return was 3.1%;(1)

•   KYN continued to outpace its benchmark and the Alerian Midstream Energy Index (AMNA) on a fiscal year-to-date basis (outperforming the benchmark by 480 basis points and outperforming the AMNA by 180 basis points%);(2)(3)(4)

•   KYN’s portfolio benefited from a constructive backdrop for the energy sector and the Company’s midstream investments continue to generate significant free cash flow; and

•   KYN maintained conservative leverage levels with ample downside cushion(5)

Market Conditions

While the major U.S. equity indices have generated positive returns, fiscal 2023 has been a volatile year in the financial markets. Examples include the regional banking crisis during the spring, the political brinkmanship over the federal debt ceiling in May and, more recently, the rapid increase in interest rates (as measured by yields on U.S. Treasury bonds) in response to the Federal Reserve reiterating its commitment to keeping interest rates “higher for longer.” These events, in turn, have caused meaningful swings in stock prices. We expect this volatility to continue and, as a result, we have reduced leverage in response to these market conditions. Put simply, there is much uncertainty in the financial markets, and we do not expect this to change any time soon.

For instance, the state of the global economy remains a subject of much debate. Economic activity in the U.S. has been resilient thus far in fiscal 2023, and many economists are optimistic about the prospects for a “soft landing” in the domestic economy. We too are optimistic, but we readily acknowledge this outcome is far from certain. Further, we believe that there is a higher-than-normal probability of meaningful stock price volatility as the market digests new economic data points and the resulting implications for the economy. Our goal is to best position the Company to withstand this volatility while at the same time capitalizing on our bullish outlook for the energy infrastructure sector.

Fiscal Q3 exhibited broad-based strength across sectors on solid earnings and positive inflation trends, though pockets of the market sold off on rising interest rates.

	Total Return
	S&P 500	DJIA	NASDAQ	XLE(7)	AMNA(4)	KRII(8)	XLU(9)
Fiscal Q3 2023	8.3%	6.1%	8.7%	17.1%	10.4%	-7.5%	-2.2%
Fiscal 2023(6)	11.9%	2.0%	23.2%	0.5%	1.3%	-12.1%	-9.8%

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Endnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

The energy sector (including energy infrastructure) enjoyed a very strong fiscal Q3. This is in contrast to the first six months of fiscal 2023, where weak stock price performance for energy companies did not reflect the companies’ solid financial and operating results. Importantly, nothing has changed in the midstream sector’s fundamentals to alter our constructive outlook; we continue to believe that consistent operating results, commitment to returning capital to investors, and steady growing dividends will prove to be a winning formula over time.

Fiscal Q3 was an active quarter in the capital markets for the midstream sector. Kodiak Gas Services (NYSE: KGS) completed the first midstream IPO since 2021. Additionally, NuStar Energy, Gibson Energy and Hess Midstream completed equity offerings during the quarter for aggregate proceeds of approximately $660 million. The midstream sector is very different from five years ago, and companies are no longer reliant on the capital markets to finance their growth projects. Nonetheless, we view these recent deals as an encouraging sign — investors are willing to allocate incremental capital to the sector.

Crude oil prices were up 23% in fiscal Q3, with WTI ending the quarter at ~$84 per barrel as global liquids demand reached record highs. In the weeks following quarter-end, supportive global inventory data and OPEC+ production restraint have driven spot prices in excess of $90 per barrel, introducing renewed focus on higher gasoline and diesel prices (and the associated implications for the domestic economy). Slower-than-expected Chinese demand growth, growing crude supply from the Americas (including emerging sources like Guyana), and significant Saudi spare capacity lead us to believe a sustained rally in excess of $100 per barrel is unlikely. However, we do believe that crude oil prices are likely to remain above $75 (barring an unexpected shift in OPEC+ policy). The combination of lower volatility in crude oil prices and measured domestic production growth provides a very constructive backdrop for our midstream investments.

The natural gas market also rebounded nicely during the quarter. After trading for several months near $2.00 per MMBtu, Henry Hub natural gas prices have recovered to a range of $2.50 to $2.80 per MMBtu. Reduced drilling in response to these low prices has begun to dampen the rate of supply growth, and an extremely warm summer in the U.S. is driving record levels of gas-fired power generation (~37 Bcf/d of demand)(10). The prices for natural gas in the futures market remain much higher at ~$3.60 per MMBtu in 2024 and above $4.00 in 2025. European and Asian gas prices spiked again during the quarter in response to potential strikes at Australian liquefied natural gas (“LNG”) production facilities, while U.S. LNG exports remain very strong (~11.5 Bcf/d, or virtually 100% utilization)(11). Our outlook for North American natural gas consumption and LNG exports remains very constructive.

Portfolio and Performance

As has been the case for most of fiscal 2023, there was a large divergence during fiscal Q3 in performance between the midstream sector and the renewable and utilities sectors. Midstream equities were up meaningfully during the quarter, while higher interest rates and less accommodative capital markets have weighed on renewables and utilities equities. While we remain constructive on the fundamental longer-term outlook for U.S. utilities and renewables, the current market backdrop has us cautious in the near-term, and we have positioned the Company’s portfolio accordingly.

Comparison of Returns in Fiscal Q3 2023
KYN Net Asset Return(1)	10.6%
KYN Benchmark(3)	6.6%
Midstream(4)(12)	10.4%
Renewable Infrastructure(8)	-7.5%
U.S. Utilities(9)	-2.2%

____________

Endnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

KYN generated a total Net Asset Return of 10.6% in fiscal Q3, its best quarter since the second quarter of fiscal 2022. KYN’s Market Return, which is based on stock price performance rather than Net Asset Value, was 13.1% for fiscal Q3.(13) This exceeded our Net Asset Return as our stock price traded at a 14.6% discount to NAV as of August 31st compared to a 16.5% discount at the beginning of the fiscal quarter.

While our near-term outlook for energy infrastructure is nuanced, our intermediate to longer-term outlook is positive for each subsector. In the current environment, we continue to favor companies that are funding capital spending from internally generated cash flow or have minimal external financial needs. We are also favoring companies that have strong balance sheets and manageable exposure to floating interest rates and near-term debt maturities. During fiscal Q3, we continued to increase KYN’s exposure to the midstream sector (88% of the portfolio as of August 31st) and decrease the Company’s exposure to renewable infrastructure and utilities.

We believe midstream companies are better positioned to deal with near-term macroeconomic headwinds associated with higher interest rates and benefit from the tailwind of domestic oil and gas production growth. We are bullish on the longer-term outlook for renewable infrastructure and utilities — these sectors are poised to benefit from the energy transition. That said, the near-term outlook for these sectors is more challenging — there are a host of other income-oriented alternatives for investors given the higher interest rate environment, and these companies (most of which are not generating free cash flow) are faced with the challenge of efficiently financing their growth projects in the near term.

Distribution & Outlook

KYN recently announced a 21 cent per share distribution to be paid to investors in early October. As a reminder, once the combination with Kayne Anderson NextGen Energy & Infrastructure, Inc. (NYSE: KMF) is completed, we intend to recommend an additional one cent per share increase in KYN’s quarterly distribution rate (to $0.22 per share, representing a cumulative 10% annual increase). KYN’s performance thus far in fiscal 2023 and our outlook for the next 12 to 18 months give us confidence in the portfolio’s ability to support higher distribution levels.

____________

Endnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

KYN & KMF Proposed Merger

KYN and KMF announced plans to combine the two funds earlier this year (the “Merger”), with KYN as the surviving entity. The definitive joint proxy statement/prospectus containing information about the Merger is now on file and available at SEC.gov, and the special meeting of stockholders to approve the Merger is scheduled for November 1st. Please also refer to kaynefunds.com/insights for information on the Merger.(14)

We encourage investors to visit our website at kaynefunds.com for more information about the Company, including the commentary posted on the “Insights” page that discusses performance, key industry trends, and the Merger. We appreciate your investment in KYN and look forward to providing future updates.

KA Fund Advisors, LLC

____________

Endnotes can be found on page 5.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

____________

(1)          Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(2)          Relative performance based on the difference between the Company’s Net Asset Return and the total return of KYN’s Benchmark.

(3)          KYN’s Benchmark is a composite of energy infrastructure companies. For fiscal 2023, this composite is comprised of a 75% weighting to the midstream sector, a 12.5% weighting to the renewable infrastructure sector, and a 12.5% weighting to the U.S. utility sector. The subsector allocations for this composite were established by Kayne Anderson at the beginning of fiscal 2023 based on the estimated target subsector allocations of the Company’s assets over the intermediate term. KYN’s portfolio holdings and/or subsector allocations may change at any time.

(4)          The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).

(5)          Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with 1940 Act leverage levels and KYN’s financial covenants.

(6)          Fiscal year-to-date 2023 (11/30/22 – 8/31/23).

(7)          The benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an exchange-traded fund (“ETF”) linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.

(8)          The benchmark for the renewable infrastructure sector is the Kayne Anderson Renewable Infrastructure Index (KRII), a market-cap weighted index of 35 domestic and international renewable infrastructure companies with individual constituents capped at a 5% weighting.

(9)          The benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an exchange-traded fund (“ETF”) linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.

(10)        Source: TPH&Co. Research, Bloomberg.

(11)        Source: Reuters/Refinitiv.

(12)        Whenever we reference “midstream companies”, the “midstream sector” or the “midstream industry” it includes both traditional midstream companies and natural gas & LNG infrastructure companies. Traditional midstream companies are defined as midstream companies that own and/or operate midstream assets related to crude oil, refined products, natural gas liquids or water. Natural gas & LNG infrastructure companies are defined as midstream companies that primarily own and/or operate midstream assets related to natural gas or liquefied natural gas.

(13)        Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program).

(14)        More information on the Merger is available in the definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (SEC). All relevant documents are available at no charge on the SEC website at www.sec.gov. Please refer to kaynefunds.com/insights for additional information on the combination.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2023, we had total assets of $1.9 billion, net assets applicable to our common stockholders of $1.4 billion (net asset value of $10.22 per share), and 136.1 million shares of common stock outstanding.

Our Top Ten Portfolio Investments(1)

Listed below are our top ten portfolio investments by issuer as of August 31, 2023.

	Holding	Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	Energy Transfer LP	Midstream Energy Company	$228.0	11.8%
2.	Enterprise Products Partners L.P.	Midstream Energy Company	216.6	11.2
3.	MPLX LP	Midstream Energy Company	208.3	10.8
4.	The Williams Companies, Inc.	Midstream Energy Company	165.7	8.6
5.	Targa Resources Corp.	Midstream Energy Company	150.0	7.8
6.	Plains All American Pipeline, L.P.	Midstream Energy Company	145.2	7.5
7.	Cheniere Energy, Inc.	Midstream Energy Company	118.0	6.1
8.	Western Midstream Partners, LP	Midstream Energy Company	95.3	4.9
9.	ONEOK, Inc.	Midstream Energy Company	87.7	4.5
10.	Sempra Energy	Utility Company	52.0	2.7
			$1,466.8	75.9%

____________

(1)     Includes ownership of common and preferred units.

Results of Operations — For the Three Months Ended August 31, 2023

Investment Income.    Investment income totaled $18.4 million for the quarter. We received $29.7 million of dividends and distributions. We estimated that $15.2 million and $1.6 million of the distributions and dividends received were return of capital distributions and distributions in excess of cost basis, respectively. These estimates are before the impact of adjustments made to both items during the quarter due to 2022 tax reporting information received during fiscal 2023 ($3.3 million reduction in return of capital and $2.2 million reduction in distributions in excess of cost basis).

Operating Expenses.    Operating expenses totaled $12.3 million, including $6.4 million of investment management fees, $4.0 million of interest expense, $1.1 million of preferred stock distributions and $0.8 million of other operating expenses.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Investment Income.    Our net investment income was $5.1 million and included a current tax benefit of $2.4 million and a deferred tax expense of $3.4 million.

Net Realized Gains.    We had net realized gains from our investments of $42.1 million, consisting of realized gains from long term investments of $53.9 million, a current income tax expense of $5.3 million and a deferred tax expense of $6.5 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $83.3 million. The net change consisted of a $107.9 million increase in unrealized gains on investments, $0.2 million of unrealized losses from option activity and a deferred tax expense of $24.4 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $130.5 million.

Distributions to Common Stockholders

On September 20, 2023, KYN declared a quarterly distribution of $0.21 per common share for the third quarter, which was paid on October 10, 2023. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income (as defined below), realized and unrealized gains and expected returns for portfolio investments.

Net Distributable Income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2023
Distributions and Other Income from Investments
Dividends and Distributions	$29.7
Premiums on Options	0.3
Total Distributions and Other Income from Investments	$30.0
Expenses
Net Investment Management Fee	(6.4)
Other Expenses	(0.8)
Interest Expense	(4.0)
Preferred Stock Distributions	(1.1)
Income Tax Benefit (Expense), net(1)	(1.0)
Net Distributable Income (NDI)	$16.7
Weighted Shares Outstanding	136.1
NDI per Weighted Share Outstanding	$0.123

____________

(1)     Income tax expense for the third quarter of fiscal 2023 included $1.2 million of expenses attributable to a change in our return of capital estimate for fiscal 2022 as a result of tax reporting information related to fiscal 2022 that was received during fiscal 2023.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

At August 31, 2023, we had total leverage outstanding of $417 million, which represented 22% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 20% to 25% of our total assets. Total leverage was comprised of $11 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $50 million outstanding under our unsecured term loan (the “Term Loan”), $244 million of senior unsecured notes (“Notes”) and $112 million of mandatory redeemable preferred stock (“MRP Shares”). As of August 31, 2023, we had $1 million of cash. As of October 20, 2023, we did not have any borrowings outstanding under our Credit Facility. As of such date, we had $50 million outstanding under our Term Loan and $30 million of cash.

Our Credit Facility has a total commitment of $175 million and matures on February 23, 2024. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

Our $50 million Term Loan has a three-year term, maturing August 6, 2024. The interest rate on $25 million of the Term Loan is fixed at a rate of 1.735% and the interest rate on the remaining $25 million is SOFR plus 1.40%. Amounts repaid under the Term Loan cannot be reborrowed.

As of August 31, 2023, we had $244 million of Notes outstanding that mature between 2023 and 2034 and we had $112 million of MRP Shares outstanding that are subject to mandatory redemption between 2027 and 2032. We have $16 million of Notes that are scheduled to mature October 29, 2023. We expect to have sufficient borrowing capacity on our Credit Facility to refinance these notes.

At August 31, 2023, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 592% for debt and 434% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we often refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide 40% to 50% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of August 31, 2023, our total leverage consisted of 79% of fixed rate obligations and 21% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.41%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 138.8%
Equity Investments(1) — 138.8%
Midstream Energy Company(2) — 121.8%
Antero Midstream Corporation	1,680	$20,360
Aris Water Solutions, Inc.	478	4,898
Cheniere Energy, Inc.	723	118,026
Cheniere Energy Partners, L.P.	364	18,869
DT Midstream, Inc.	409	21,366
Enbridge Inc.(3)	1,030	36,122
Energy Transfer LP	16,788	226,130
Energy Transfer LP — Series A Preferred Unit(4)	2,000	1,840
EnLink Midstream, LLC	484	6,015
Enterprise Products Partners L.P.	7,281	193,756
Enterprise Products Partners L.P. — Convertible Preferred Units(5)(6)(7)	23	22,803
Hess Midstream LP	548	15,850
Kinder Morgan, Inc.	1,480	25,477
Magellan Midstream Partners, L.P.(8)	555	36,890
MPLX LP	3,714	129,591
MPLX LP — Convertible Preferred Units(5)(6)(9)	2,255	78,690
NuStar Energy L.P.	650	10,894
ONEOK, Inc.(8)	1,345	87,706
Pembina Pipeline Corporation(3)	1,198	37,237
Plains All American Pipeline, L.P.	9,518	145,154
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(5)(6)(10)(11)(12)	4,125	20,213
Targa Resources Corp.(13)	1,739	150,019
TC Energy Corporation(3)	704	25,414
The Williams Companies, Inc.	4,798	165,686
Western Midstream Partners, LP	3,570	95,286
		1,694,292
Utility Company(2) — 7.4%
Duke Energy Corporation	107	9,484
NextEra Energy, Inc.	352	23,482
Sempra Energy	741	52,047
TransAlta Corporation(3)	815	7,820
Xcel Energy Inc.	187	10,700
		103,533

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 6.5%
Atlantica Sustainable Infrastructure plc(3)	1,825	$40,970
Brookfield Renewable Partners L.P.(3)	625	15,895
Clearway Energy, Inc. — Class A	111	2,609
Clearway Energy, Inc. — Class C	403	9,970
NextEra Energy Partners, LP	420	20,949
		90,393
Energy Company(2) — 3.1%
Exxon Mobil Corporation	215	23,950
Phillips 66(13)	167	19,021
		42,971
Total Long-Term Investments — 138.8% (Cost — $1,780,921)		1,931,189
Liabilities	Strike Price	Expiration Date	No. of Contracts	Notional Amount(14)
Call Option Contracts Written(12)
Midstream Energy Company(2)
Targa Resources Corp.	$82.50	9/15/23	960	$8,280	(403)

Energy Company(2)
Phillips 66	115.00	9/15/23	650	7,420	(111)
Phillips 66	120.00	9/15/23	650	7,420	(19)
					(130)
Total Call Option Contracts Written (Premiums Received — $333)					(533)

Debt	(305,218)
Mandatory Redeemable Preferred Stock at Liquidation Value	(111,603)
Current Income Tax Receivable, net	1,419
Deferred Income Tax Liability, net	(120,706)
Other Liabilities in Excess of Other Assets	(3,163)
Net Assets Applicable to Common Stockholders	$1,391,385

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to Glossary of Key Terms for definitions of Energy Company, Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)    Foreign security.

(4)    Energy Transfer LP (“ET”) Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (“ET Series A Units”). ET Series A Units have a liquidation preference of $1,000 per unit and pay a quarterly distribution at a rate equal to the three-month SOFR plus a spread of 4.2896%. ET Series A Units are redeemable anytime at a redemption price of $1,000 per ET Series A Unit plus accumulated and unpaid distributions. As of August 31, 2023, the distribution rate was 9.654%.

(5)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(6)    The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2023, the aggregate value of restricted securities held by the Company was $121,706 (6.3% of total assets). See Note 7 — Restricted Securities.

(7)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)    On September 25, 2023, ONEOK, Inc. (“OKE”) completed its previously announced acquisition of Magellan Midstream Partners, L.P. (“MMP”) in which OKE acquired all of the outstanding units of MMP for cash and stock.

(9)    MPLX LP (“MPLX”) Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. For the quarter ended August 31, 2023, the Company received a distribution of $0.775 per MPLX Convertible Preferred Unit.

(10)  The Company believes that it is an affiliate of Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(11)  Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning on March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

(12)  Security is non-income producing.

(13)  Security or a portion thereof is segregated as collateral on option contracts written.

(14)  The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2023.

At August 31, 2023, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	91.5%
Canada	6.4%
Europe/U.K.	2.1%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2023
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,760,276)	$1,910,976
Affiliated (Cost — $20,645)	20,213
Cash	1,010
Deposits with brokers	252
Dividends, distributions and interest receivable (Cost — $2,521)	2,518
Current income tax receivable, net	1,419
Deferred credit facility offering costs and other assets	1,177
Total Assets	1,937,565

LIABILITIES
Investment management fee payable	6,416
Accrued directors’ fees	201
Accrued expenses and other liabilities	3,894
Call option contracts written (Premiums received — $333)	533
Deferred income tax liability, net	120,706
Credit facility	11,000
Term loan	50,000
Unamortized term loan issuance costs	(54)
Notes	244,218
Unamortized notes issuance costs	(1,113)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,464,117 shares issued and outstanding)	111,603
Unamortized mandatory redeemable preferred stock issuance costs	(1,224)
Total Liabilities	546,180
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,391,385
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (136,131,530 shares issued and outstanding, 195,535,883 shares authorized)	$136
Paid-in capital	1,877,453
Total distributable earnings (loss)	(486,204)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,391,385
NET ASSET VALUE PER COMMON SHARE	$10.22

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended August 31, 2023	For the Nine Months Ended August 31, 2023
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$29,667	$90,114
Money market mutual funds	43	77
Total dividends and distributions (after foreign taxes withheld of $333 and $949, respectively)	29,710	90,191
Return of capital	(11,955)	(43,860)
Distributions in excess of cost basis	615	(2,537)
Net dividends and distributions	18,370	43,794
Interest income
Non-affiliated investments	—	178
Total Investment Income	18,370	43,972
Expenses
Investment management fees	6,416	19,339
Directors’ fees	201	690
Professional fees	209	536
Administration fees	154	461
Reports to stockholders	67	194
Insurance	46	135
Stock exchange listing fees	35	117
Custodian fees	21	66
Other expenses	81	176
Total Expenses — before interest expense, preferred distributions and taxes	7,230	21,714
Interest expense including amortization of offering costs	3,998	11,932
Distributions on mandatory redeemable preferred stock including amortization of offering costs	1,109	3,327
Total Expenses — before taxes	12,337	36,973
Net Investment Income — Before Taxes	6,033	6,999
Current income tax benefit (expense)	2,415	(495)
Deferred income tax expense	(3,383)	(118)
Net Investment Income	5,065	6,386

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	53,908	51,618
Foreign currency transactions	(36)	(24)
Options	—	205
Current income tax expense	(5,294)	(9,117)
Deferred income tax expense	(6,465)	(2,176)
Net Realized Gains (Losses)	42,113	40,506
Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	106,256	(24,890)
Investments — affiliated	1,651	620
Foreign currency translations	—	10
Options	(200)	(199)
Deferred income tax benefit (expense)	(24,401)	5,332
Net Change in Unrealized Gains (Losses)	83,306	(19,127)
Net Realized and Unrealized Gains (Losses)	125,419	21,379
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$130,484	$27,765

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2023 (Unaudited)		For the Fiscal Year Ended November 30, 2022
OPERATIONS
Net investment income, net of tax(1)	$6,386		$9,700
Net realized gains, net of tax	40,506		83,081
Net change in unrealized gains (losses), net of tax	(19,127)		230,562
Net Increase in Net Assets Resulting from Operations	27,765		323,343
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(58,798	)(2)	(103,807)
Distributions — return of capital	(25,604	)(2)	—
Dividends and Distributions to Common Stockholders	(84,402)		(103,807)
CAPITAL STOCK TRANSACTIONS
Issuance of 9,683,976 shares of common stock in connection with the merger of Fiduciary/Claymore Energy Infrastructure Fund	—		102,007
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(56,637)		321,543
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	1,448,022		1,126,479
End of period	$1,391,385		$1,448,022

____________

(1)    Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(2)    The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2023, as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2023
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$27,765
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	43,860
Distributions in excess of cost basis	2,537
Net realized gains (excluding foreign currency transactions)	(51,823)
Net change in unrealized gains and losses (excluding foreign currency translations)	24,469
Accretion of bond discounts, net	(2)
Purchase of long-term investments	(499,251)
Proceeds from sale of long-term investments	539,591
Proceeds from sale of short-term investments, net	1,777
Amortization of deferred debt offering costs	966
Amortization of mandatory redeemable preferred stock offering costs	162
Increase in deposits with brokers	(1)
Decrease in receivable for securities sold	1,149
Increase in dividends, distributions and interest receivable	(255)
Decrease in current income tax receivable	6,371
Increase in other assets	(403)
Decrease in payable for securities purchased	(15)
Decrease in investment management fee payable	(510)
Increase in accrued directors’ fees	2
Increase in premiums received on call option contracts written	289
Decrease in accrued expenses and other liabilities	(2,247)
Decrease in deferred income tax liability	(3,040)
Net Cash Provided by Operating Activities	91,391
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	11,000
Costs associated with renewal of credit facility	(913)
Redemption of notes	(16,571)
Cash distributions paid to common stockholders	(84,402)
Net Cash Used in Financing Activities	(90,886)
NET CHANGE IN CASH	505
CASH — BEGINNING OF PERIOD	505
CASH — END OF PERIOD	$1,010

____________

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2023, interest paid related to debt obligations were $12,839 and income tax paid was $3,243 (net of refunds received).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2023 (Unaudited)		For the Fiscal Year Ended November 30,
			2022	2021	2020
Per Share of Common Stock(1)
Net asset value, beginning of period	$10.64		$8.91	$6.90	$13.89
Net investment income (loss)(2)	0.05		0.07	(0.08)	(0.34)
Net realized and unrealized gain (loss)	0.15		2.44	2.74	(5.87)
Total income (loss) from operations	0.20		2.51	2.66	(6.21)
Common dividends(3)	(0.43)		(0.78)	—	—
Common distributions — return of capital(3)	(0.19)		—	(0.65)	(0.78)
Total dividends and distributions — common	(0.62)		(0.78)	(0.65)	(0.78)
Offering expenses associated with the issuance of common stock	—		—	—	—
Effect of issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of dividends and distributions	—		—	—	—
Total capital stock transactions	—		—	—	—
Net asset value, end of period	$10.22		$10.64	$8.91	$6.90
Market value per share of common stock, end of period	$8.73		$9.04	$7.77	$5.89
Total investment return based on common stock market value(4)	3.7	%(5)	27.2%	44.0%	(47.3)%
Total investment return based on net asset value(6)	3.1	%(5)	30.5%	41.0%	(44.3)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,391,385		$1,448,022	$1,126,479	$872,914
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.9%		2.0%	1.8%	2.3%
Other expenses	0.2		0.2	0.3	0.3
Subtotal	2.1		2.2	2.1	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.5		1.2	1.3	3.6
Income tax expense(8)	—		6.1	5.1	—
Total expenses	3.6%		9.5%	8.5%	6.2%
Ratio of net investment income (loss) to average net assets(2)	0.6%		0.7%	(0.9)%	(4.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	2.0	%(5)	24.1%	31.4%	(73.8)%
Portfolio turnover rate	26.3	%(5)	28.2%	50.8%	22.3%
Average net assets	$1,371,949		$1,344,102	$1,068,396	$1,063,404
Notes outstanding, end of period(9)	$244,218		$260,789	$209,686	$173,260
Borrowings under credit facilities, end of period(9)	$11,000		$—	$63,000	$62,000
Term loan outstanding, end of period(9)	$50,000		$50,000	$50,000	$—
Mandatory redeemable preferred stock, end of period(9)	$111,603		$111,603	$101,670	$136,633
Average shares of common stock outstanding	136,131,530		133,664,106	126,447,554	126,420,698
Asset coverage of total debt(10)	592.4%		601.8%	480.6%	529.1%
Asset coverage of total leverage (debt and preferred stock)(11)	433.8%		442.8%	365.5%	334.7%
Average amount of borrowings per share of common stock during the period(1)	$2.36		$2.79	$2.43	$2.88

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2019	2018		2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.37	$15.90		$19.18	$19.20
Net investment income (loss)(2)	(0.26)	(0.45)		(0.45)	(0.61)
Net realized and unrealized gain (loss)	(0.75)	2.74		(0.92)	2.80
Total income (loss) from operations	(1.01)	2.29		(1.37)	2.19
Common dividends(3)	—	(1.80)		(0.53)	—
Common distributions — return of capital(3)	(1.47)	—		(1.37)	(2.20)
Total dividends and distributions — common	(1.47)	(1.80)		(1.90)	(2.20)
Offering expenses associated with the issuance of common stock	—	(0.01	)(12)	—	—
Effect of issuance of common stock	—	—		—	—
Effect of shares issued in reinvestment of dividends and distributions	—	(0.01)		(0.01)	(0.01)
Total capital stock transactions	—	(0.02)		(0.01)	(0.01)
Net asset value, end of period	$13.89	$16.37		$15.90	$19.18
Market value per share of common stock, end of period	$12.55	$15.85		$15.32	$19.72
Total investment return based on common stock market value(4)	(12.4)%	14.8%		(13.8)%	24.1%
Total investment return based on net asset value(6)	(6.1)%	14.2%		(8.0)%	14.6%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,755,216	$2,066,269		$1,826,173	$2,180,781
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	2.3%		2.5%	2.5%
Other expenses	0.1	0.2		0.1	0.2
Subtotal	2.4	2.5		2.6	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	1.9		2.0	2.8
Income tax expense(8)	—	—		—	7.9
Total expenses	4.5%	4.4%		4.6%	13.4%
Ratio of net investment income (loss) to average net assets(2)	(1.6)%	(2.5)%		(2.4)%	(3.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(6.3)%	10.8%		(7.5)%	12.5%
Portfolio turnover rate	22.0%	25.8%		17.6%	14.5%
Average net assets	$2,032,591	$2,127,407		$2,128,965	$2,031,206
Notes outstanding, end of period(9)	$596,000	$716,000		$747,000	$767,000
Borrowings under credit facilities, end of period(9)	$35,000	$39,000		$—	$43,000
Term loan outstanding, end of period(9)	$60,000	$60,000		$—	$—
Mandatory redeemable preferred stock, end of period(9)	$317,000	$317,000		$292,000	$300,000
Average shares of common stock outstanding	126,326,087	118,725,060		114,292,056	112,967,480
Asset coverage of total debt(10)	399.9%	392.4%		383.6%	406.3%
Asset coverage of total leverage (debt and preferred stock)(11)	274.1%	282.5%		275.8%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$6.09	$6.52		$7.03	$7.06

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015	2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	(14.39)	5.64	8.72
Total income (loss) from operations	(14.92)	4.88	7.99
Common dividends(3)	(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(0.48)	(0.25)	(0.75)
Total dividends and distributions — common	(2.63)	(2.53)	(2.29)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.03	0.06	0.09
Effect of shares issued in reinvestment of dividends and distributions	0.01	—	—
Total capital stock transactions	0.04	0.06	0.09
Net asset value, end of period	$19.20	$36.71	$34.30
Market value per share of common stock, end of period	$18.23	$38.14	$37.23
Total investment return based on common stock market value(4)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(6)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.6%	2.4%	2.4%
Other expenses	0.1	0.1	0.1
Subtotal	2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	1.8	2.1
Income tax expense(8)	—	8.3	14.4
Total expenses	5.1%	12.6%	19.0%
Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.7)%	13.2%	24.3%
Portfolio turnover rate	17.1%	17.6%	21.2%
Average net assets	$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period(9)	$1,031,000	$1,435,000	$1,175,000
Borrowings under credit facilities, end of period(9)	$—	$51,000	$69,000
Term loan outstanding, end of period(9)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$464,000	$524,000	$449,000
Average shares of common stock outstanding	110,809,350	107,305,514	94,658,194
Asset coverage of total debt(10)	352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(11)	243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)      Based on average shares of common stock outstanding.

(2)      Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)      The characterization of the distributions paid for the nine months ended August 31, 2023, is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)      Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)      Not annualized.

(6)      Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)      Unless otherwise noted, ratios are annualized.

(8)      For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(9)      Principal/liquidation value.

(10)    Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(11)    Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(12)    Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

1.     Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.” For more information about the Company’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks, in the Company’s most recently filed annual report.

KYN and Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) have entered into a definitive agreement to combine the two funds (the “Merger”). The Merger and related transactions are subject to KYN and KMF stockholder approval. A definitive joint proxy statement/prospectus containing information about the Merger is on file with the Securities and Exchange Commission. The special meeting of stockholders to approve the Merger is scheduled for November 1, 2023.

2.     Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Board of Directors has designated KA Fund Advisors, LLC (“KAFA“), the Company’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the nine months ended August 31, 2023, unless otherwise determined by the Valuation Designee, the following valuation process was used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s Valuation Committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

At August 31, 2023, the Company held 8.7% of its net assets applicable to common stockholders (6.3% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at August 31, 2023, was $121,706. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended August 31, 2023	For the Nine Months Ended August 31, 2023
Dividends and distributions (before foreign taxes withheld of $333 and $949 respectively, and excluding distributions in excess of cost basis)	$30,658	$88,603
Dividends and distributions — % return of capital	39%	50%
Return of capital — attributable to net realized gains (losses)	1,964	3,878
Return of capital — attributable to net change in unrealized gains (losses)	9,991	39,982
Total return of capital	$11,955	$43,860

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

For the nine months ended August 31, 2023, the Company estimated the return of capital portion of dividends and distributions received to be $47,155 (53%). During the nine months ended August 31, 2023, the Company decreased its return of capital estimate for the year by $3,295 due to 2022 tax reporting information received by the Company in fiscal 2023. As a result, the return of capital percentage for the nine months ended August 31, 2023 was 50%. In addition, for the nine months ended August 31, 2023, the Company estimated the cash distributions received that were in excess of cost basis to be $4,695. Distributions in excess of cost basis for the nine months ended August 31, 2023 were decreased by $2,158 due to 2022 tax reporting information received by the Company in fiscal 2023.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the nine months ended August 31, 2023, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2017 remain open and subject to examination by the federal and state tax authorities. The Internal Revenue Service (“IRS”) has opened an examination of fiscal years 2017 through 2020. The IRS audit is currently open though the Company does not believe there will be any material adjustment to the amount of tax owed as a result of this audit.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Company is liable for any interest, dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its term loan, notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.     Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at August 31, 2023, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,931,189	$1,809,483	$—	$121,706
Liabilities at Fair Value
Call option contracts written	$533	$—	$533	$—

As of August 31, 2023, the Company had Notes outstanding with an aggregate principal amount of $244,218 and 4,464,117 of MRP Shares outstanding with a total liquidation value of $111,603. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($244,218 aggregate principal amount) and all of the MRP Shares ($111,603 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2023, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series GG, KK, NN through SS)	$244,218	$235,500
MRP Shares (Series R, S and T)	$111,603	$99,600

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2023.

Three Months Ended August 31, 2023	Equity Investments
Balance — May 31, 2023	$117,166
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	4,540
Balance — August 31, 2023	$121,706

Net change in unrealized gain (loss) of investments still held at August 31, 2023	$4,540
Nine Months Ended August 31, 2023	Equity Investments
Balance — November 30, 2022	$118,642
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	3,064
Balance — August 31, 2023	$121,706

Net change in unrealized gain (loss) of investments still held at August 31, 2023	$3,064

The $4,540 and $3,064 of net unrealized gains for the three and nine months ended August 31, 2023, respectively, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

The Company owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. KAFA, as the Company’s Valuation Designee, has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted valuation based on these scenarios. Under the first scenario, the valuation assumes that the Company holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2024) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, KAFA estimates the credit spread for the convertible preferred units, which is based on (a) the credit spread of EPD’s unsecured notes with a focus on its notes maturing February 2026 and (b) the credit spread of publicly traded fixed-rate preferred securities of similar investment grade issuers in the energy industry over

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

their publicly traded notes. The Company’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, KAFA applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Company owns convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units are convertible on a one-for-one basis into common units at the Company’s option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. KAFA has determined that it is appropriate to value this convertible preferred units using a two-step process. The first step in this valuation process is to use a convertible pricing model to value the security. The convertible pricing model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, KAFA estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes and (b) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units. The second step in this valuation process is to assess the additional yield that a buyer of this security would require to hold this security (relative to the yield implied by the convertible pricing model) due to the illiquid nature of the security. The range of additional yield required is informed by publicly reported trades in the security, if any, as well as the judgment of KAFA.

In addition to the above, KAFA reviews the model derived valuation as compared to any reported trades in the security. For the MPLX convertible preferred, KAFA has observed certain trades in which the value of the MPLX convertible preferred was sold for less than the model derived valuation. As such, in KAFA’s judgment, the MPLX convertible preferred was valued based on the as-converted public market price of the underlying common units as of August 31, 2023.

The Company’s Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

As part of the process to determine this investment’s fair value, KAFA utilizes two valuation methodologies to determine the estimated value of the Series C Preferred Shares assuming such shares have been converted into common equity. One of the methodologies is based on publicly traded enterprise value to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples for comparable companies and the second is based on a discounted cash flow model. A range of per share values is derived from these three methodologies after incorporating an illiquidity discount. A per share value within the resulting range is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2023:

Quantitative Table for Valuation Techniques

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range		Average
				Low	High
EPD Convertible Preferred Units	$22,803	- Discounted cash flow analysis	- Discount rate - Illiquidity discount	6.3% 2.1%	6.9% 2.1%	6.6% 2.1%
MPLX Convertible Preferred Units	78,690	- Convertible pricing model	- Credit spread - Volatility - Yield spread	4.5% 15% 0.5%	5.0% 25% 1.0%	4.8% 20% 0.8%
Streamline Series C Preferred Shares	20,213	- EV/EBITDA multiples	- 2023 EV/EBITDA multiples	7.0x	8.0x	7.5x
			- 2024 EV/EBITDA multiples	6.5x	7.5x	7.0x
		- Discounted cash flow analysis	- Illiquidity discount - Discount rate	15% 21%	15% 21%	15% 21%
Total	$121,706

4.     Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

At August 31, 2023, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies	100.0%
Equity securities	100.0%
Energy Infrastructure Companies	97.8%
Largest single issuer	11.8%
Restricted securities	6.3%

For more information about the principal risks of investing in the Company, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

5.     Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. Any amount waived by KAFA pursuant to the fee waiver agreement may not be recouped.

The investment management and fee waiver agreements have a current term through April 30, 2024 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the nine months ended August 31, 2023, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Streamline Innovations Holdings, Inc. — Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson has the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates continue to beneficially own at least 50% of the Streamline Series C Preferred Shares. Ron M. Logan is a Senior Managing Director of Kayne Anderson and serves as

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

the Kayne Anderson appointed director of Streamline. The Company believes that it is an affiliate of Streamline under the 1940 Act by virtue of the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Streamline and Kayne Anderson’s director designation right.

The following table summarizes the Company’s investments in affiliates as of and for the three and nine months ended August 31, 2023:

Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
			Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Streamline Innovations Holdings, Inc.	4,125	$20,213	$—	$—	$—	$—	$1,651	$620

____________

(1)    See Schedule of Investments for investment classifications.

(2)    During the three and nine months ended August 31, 2023, there were no purchases or sales of any affiliates.

6.     Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

As of August 31, 2023, the components of the Company’s deferred tax assets and liabilities are as follows:

Current tax receivable, net	$1,419

Deferred tax assets:
Capital loss carryforward — Federal	$33,882
Capital loss carryforward — State	2,168
Net operating loss carryforward — Federal	1,325
Net operating loss carryforward — State	122

Deferred tax liabilities:
Net unrealized gains on investment securities	(158,203)
Total deferred income tax asset (liability), net	$(120,706)

During the nine months ended August 31, 2023, the Company made $3,243 of tax payments (net of refunds received).

As of August 31, 2023, the Company had a net current income tax receivable of $1,419, which was comprised of a net state tax asset of $1,067 and a net federal tax asset of $352.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As of August 31, 2023, the Company had capital loss carryforwards of $163,473 (federal and state deferred tax asset of $33,882 and $2,168, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. The majority of these capital loss carryforwards will expire if not used by fiscal 2025.

As of August 31, 2023, the Company had a federal net operating loss carryforward $6,310 (subject to the Section 382 limitation described below; federal deferred tax asset of $1,325). This net operating loss can be carried forward indefinitely.

On March 4, 2022, the Company completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. As of the merger date, the Company acquired all of the tax attributes of FMO. Regulations under Section 382 of the Internal Revenue Code limit the use of tax attributes subsequent to ownership changes until FMO’s net operating loss and capital loss carryforwards are utilized or expire unused. The annual Section 382 limitation was calculated as of the merger date to be $1,663 and this amount is pro-rated for the year in which the merger was completed.

As of the merger date, FMO had $76,808 of unrealized built-in gains for tax purposes. In addition to the Section 382 limitation, the Company will be able to utilize FMO’s capital loss carryforwards up to the amount of built-in gains that are realized (prior to the statutory expiration of the capital loss carryforward period).

As of the merger date, FMO had established a valuation allowance on the amount of capital losses that exceeded its net unrealized built-in gain as of the same date. As a result of the limitations on these losses post-merger, the Company has written off the deferred tax asset (and removed the valuation allowance) associated with the losses that exceeded (1) the built-in gains as of the merger date and (2) the portion of losses that will become available through the annual Section 382 limitation (prior to the statutory expiration of the capital loss carryforward period). Post-merger, $84,693 of capital losses and $6,497 of net operating losses will be available to the Company subject to the limitations described above.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment at August 31, 2023, it has determined that it is more likely than not that its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, there is no valuation allowance related to the Company’s deferred tax assets.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment income (loss) and realized and unrealized gains (losses) on investments before taxes as follows:

For the Nine Months Ended August 31, 2023
Computed federal income tax expense at 21%	$7,211
State income tax expense, net of federal tax	750
Foreign tax credit	(949)
dividend received deduction, non-deductible distributions on MRP Shares and other, net	(438)
Total income tax expense	$6,574

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2023, the Company increased its tax cost basis by approximately $22,580 due to 2022 net allocated income (after considering Section 163(j) limitations on the deduction for business interest expense) from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

As of August 31, 2023, the cost basis of investments for federal income tax purposes was $1,213,330 and the premiums received on outstanding option contracts written were $333. The cost basis for federal income tax purposes is $567,591 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the cumulative allocated losses from its MLP investments. At August 31, 2023, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$771,864
Gross unrealized depreciation of investments (including options, if any)	(54,206)
Net unrealized appreciation of investments before foreign currency related translations	717,658
Unrealized depreciation on foreign currency related translations	(4)
Net unrealized appreciation of investments	$717,654

Distributions in the amount of $3,708 paid to holders of MRP Shares and $103,807 paid to common stockholders for the fiscal year ended November 30, 2022, were characterized as dividends (eligible to be treated as qualified dividend income). These characterizations are based on the Company’s earnings and profits.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

7.     Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2023, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Enterprise Products Partners L.P. Convertible Preferred Units	(2)	(3)	23	$21,845	$22,803	$1,001.21	1.6%	1.2%
MPLX LP Convertible Preferred Units	5/13/16	(3)	2,255	72,217	78,690	34.89	5.7	4.1
Streamline Innovations Holdings, Inc. Series C Preferred Shares	(2)	(4)	4,125	20,645	20,213	4.90	1.4	1.0
Total of all restricted securities				$114,707	$121,706		8.7%	6.3%

____________

(1)    Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)    Security was acquired at various dates in current and/or prior fiscal years.

(3)    Unregistered or restricted security of a publicly-traded company.

(4)    Unregistered or restricted security of a private company.

8.     Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Company has written a monthly average of $4,499 of call options during the nine months ended August 31, 2023.

Interest Rate Swap Contracts — As of August 31, 2023, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2023
Call options written	Options	$(533)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2023
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$—	$(200)
		For the Nine Months Ended August 31, 2023
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$205	$(199)

9.     Investment Transactions

For the nine months ended August 31, 2023, the Company purchased and sold securities in the amounts of $499,251 and $539,591 (excluding short-term investments, if any).

10.   Credit Facility and Term Loan

As of August 31, 2023, the Company had a $175,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 23, 2024. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2023, the average amount of borrowings outstanding under the Credit Facility was $19,361 with a weighted average interest rate of 6.25%. As of August 31, 2023, the Company had $11,000 outstanding under the Credit Facility at a weighted average interest rate of 6.71%.

As of August 31, 2023, the Company had a $50,000 unsecured term loan (the “Term Loan”) that matures on August 6, 2024. The interest rate on $25,000 of the Term Loan is fixed at a rate of 1.735% and the interest rate on the remaining $25,000 is SOFR plus 1.40%. Amounts repaid under the Term Loan cannot be reborrowed.

As of August 31, 2023, $50,000 was borrowed under the Term Loan at a weighted average interest rate of 4.22%. As of August 31, 2023, the Company had $54 of unamortized Term Loan issuance costs.

As of August 31, 2023, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

11.   Notes

At August 31, 2023, the Company had $244,218 aggregate principal amount of Notes outstanding. The Company redeemed all $16,571 of its Series FF Notes at par value upon their maturity.

The table below sets forth a summary of the redemptions and key terms of each series of Notes outstanding at August 31, 2023.

Series	Principal Outstanding November 30, 2022	Principal Redeemed	Principal Outstanding August 31, 2023	Unamortized Issuance Costs	Estimated Fair Value August 31, 2023	Fixed/Floating Interest Rate	Maturity
FF	$16,571	$(16,571)	$—	$—	$—	3.57%	4/16/23
GG	21,419	—	21,419	36	20,800	3.67%	4/16/25
KK	32,247	—	32,247	37	31,800	3.93%	7/30/24
NN	15,774	—	15,774	4	15,800	3.37%	10/29/23
OO	14,778	—	14,778	20	14,400	3.46%	10/29/24
PP	50,000	—	50,000	244	51,100	3-month SOFR + 151 bps	6/19/26
QQ	20,000	—	20,000	77	18,700	1.81%	6/19/25
RR	45,000	—	45,000	334	41,600	4.57%	5/18/32
SS	45,000	—	45,000	361	41,300	4.67%	8/2/34
	$260,789	$(16,571)	$244,218	$1,113	$235,500

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. As of August 31, 2023, the weighted average interest rate on the outstanding Notes was 4.50%.

As of August 31, 2023, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2023, the Company was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

At August 31, 2023, the Company had 4,464,117 shares of MRP Shares outstanding, with a total liquidation value of $111,603 ($25.00 per share).

The table below sets forth a summary of the key terms of each series of MRP Shares outstanding at August 31, 2023.

Series	Liquidation Value August 31, 2023	Unamortized Issuance Costs	Estimated Fair Value August 31, 2023	Rate	Mandatory Redemption Date
R	41,828	$301	$38,100	3.38%	2/11/27
S	49,775	597	43,100	3.60%	2/11/30
T	20,000	326	18,400	5.07%	8/2/32
	$111,603	$1,224	$99,600

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of August 31, 2023, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2023, the Company was in compliance with the asset coverage requirement of its MRP Shares.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

13.   Common Stock

At August 31, 2023, the Company had 195,535,883 shares of common stock authorized and 136,131,530 shares outstanding. As of August 31, 2023, KAFA owned 86 shares of the Company.

During the nine months ended August 31, 2023, there were no common stock transactions. Transactions in common shares for the fiscal year ended November 30, 2022, were as follows:

Shares outstanding at November 30, 2021	126,447,554
Shares issued in connection with merger of FMO	9,683,976
Shares outstanding at November 30, 2022	136,131,530

14.   Subsequent Events

On September 20, 2023, the Company declared a quarterly distribution of $0.21 per common share for the third quarter. The total distribution of $28,588 was paid October 10, 2023. Of this total, pursuant to the Company’s dividend reinvestment plan, $3,592 was reinvested into the Company through open market purchases of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy- related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Anne K. Costin	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Carita S. Walker	Director
Caroline A. Winn	Director
Terry A. Hart	Chief Operating Officer and Assistant Secretary
A. Colby Parker	Chief Financial Officer and Treasurer
Michael J. O’Neil	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Adriana I. Jimenez	Vice President
Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
2121 Avenue of the Stars, 9th Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317
Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.